Empiric Funds, Inc.
(formerly, Texas Capital Value Funds, Inc.)

Prospectus

January 26, 2007

Core Equity Fund (formerly, Value & Growth Portfolio)

Class A and Class C Shares

Ticker Symbol	Core Equity Fund Class A - EMCAX
Class C - EMCCX

Phone Numbers	Existing Accounts 1-888-839-4769
New Accounts 1-888-839-7424

This prospectus tells you what you need to know about the Core Equity Fund (the “Fund”) before you invest. Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.) (the “Advisor”) manages and administers the Fund and will be referred to as “we” or “us” in this prospectus. You should read this prospectus carefully before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not a solicitation by the Fund for the sale of shares in states in which the offering is not authorized. No one is authorized by the Fund to give information or make representations that are different from any material issued by the Fund or its Distributor. No one should rely on any other information or representation.

Table of Contents

What is the Fund's Investment Strategy?	3

What Risks are Involved?	4

What Fees and Expenses Do I Pay?	7

Who Runs the Fund?	8

How to Choose a Share Class	9

How Do I Purchase Shares?	13

How Do I Sell Shares?	15

How Do Fund Distributions and Taxes Work?	19

Does the Fund Offer Retirement Accounts?	19

What Else Must I Know Before Investing?	20

Financial Highlights	22

How Do I Reach the Fund?	25

WHAT IS THE FUND’S INVESTMENT STRATEGY?

Objective

Core Equity Fund
Capital appreciation by investing in equity securities and derivatives of domestic and foreign corporations.

What is the Fund’s Investment Strategy?

We will seek to achieve our objective by purchasing and holding stocks of both foreign and domestic companies. We practice quantitative techniques in the selection of stocks using a computer screening process to assist us in finding investment opportunities.

Qualitative factors are considered in investment selection, but their influence is usually minimal. The Fund is “non-diversified,” meaning that it has the ability to invest a larger percentage of its overall assets in any one stock than do “diversified” funds.

We seek capital appreciation by investing in companies that are undervalued, including smaller capitalization companies, which generally have market capitalizations under $2 billion, and derivatives of domestic and foreign corporations. The Fund’s objective can change without shareholder approval.

The Fund invests at least 80% of its net assets in equity securities or common stocks that the Advisor deems to be undervalued and which have characteristics the Advisor deems will likely cause those stocks to appreciate in the near future. Such characteristics include the sector or industry the company is in, certain ratios of the company such as return-on-equity or margins, the size of the company, past and future growth of the company, analysts’ expectations, earnings surprises and other characteristics the Advisor deems may impact the appreciation of stocks. Historically, the Fund has primarily been invested in smaller companies, although the Fund is not limited to such companies. The Fund’s policy of investing in equity securities may only be changed upon 60 days prior notice to shareholders. Additionally, the Fund has historically held little cash and been fully invested in stocks.

In addition to the principal investment strategies discussed above, the Fund may lend its securities to broker-dealers or other institutions to earn income for the Fund. The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, the Advisor considers all relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when it attempts to respond to adverse market, economic, political, or other conditions. By taking a temporary defensive position, the Fund may not achieve its investment objective. The Fund may, for temporary defensive purposes, hold cash or invest 100% of its assets in short-term debt instruments such as money market instruments, notes or bonds, or enter into repurchase agreements, all of which will be investment grade as determined by Moody’s Investor Service Inc., or Standard & Poor’s Corporation.

In response to market, economic, political, or other conditions, the Fund may temporarily use a different investment strategy for defensive purposes. If it does so, different factors could affect the Fund’s performance and it may not achieve its investment objective.

The Fund may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If the Fund’s strategies do not work as intended, the Fund may not achieve its objective.

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Suitability

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. The Fund is not intended to be a complete investment program for investors.

You should read “What Risks are Involved?” below, for more information.

WHAT RISKS ARE INVOLVED?

General

Investors should carefully consider their risk tolerance before investing. As with all mutual fund investments, loss of money is a risk of investing. Please read the other risks detailed below that apply to investing in our Fund.

Market Risk

Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company's stocks regardless of the success or failure of an individual company’s operations.

Small Capitalization Company Risk

Small companies may involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers’ earnings potential or assets.

Non-Diversification Risk

Because the Fund is “non-diversified,” you should be aware that investing in it may pose a greater risk than investing in diversified funds because non-diversified funds tend to be more sensitive to a single economic, political, or regulatory occurrence.

“Non-diversified” means the Fund must follow these guidelines:

•	The Fund may not invest more than 25% of its total assets in any one issuer other than U.S. government securities.

•	At the close of each quarter of the taxable year, at least 50% of the value of the Fund are subject to the following requirements:

1.	Fund must invest in cash and cash items, including U.S. government securities; and

2.	Other securities of different issuers in which the Fund cannot represent more than 5% of the Fund’s assets, and at the same time, the Fund cannot own more than 10% of any one issuer.

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Foreign Risk

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs). ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States. Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

Derivatives Risk

The Fund may buy or sell a variety of “derivative” instruments (for example, options, futures, or indices) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

Securities Lending Risk

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Portfolio Turnover Risk

The Fund may make changes in its portfolio consistent with the Fund’s policies when we believe doing so is in the best interest of the Fund. We anticipate Fund turnover to be considerably higher than that of comparable funds. High turnover may increase transaction costs, increase taxable gains and negatively affect performance. A high rate of portfolio turnover is 100% or more.

We consider the effects of higher turnover when evaluating short-term investments. We will invest the Fund primarily in common equities listed on the major U.S. Stock exchanges, including American Depository Receipts, or securities convertible into common stocks. Up to 33% of the Fund’s investment portfolio may include companies traded on foreign exchanges.

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How Has the Fund Performed?

The bar chart and table below illustrate the variability of the Fund’s returns and the risks of investing. The bar chart shows how performance of the Fund’s Class A shares (the Class with the longest period of annual returns) has varied from year to year and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A shares would be less than those shown below. The performance of Class C shares will differ due to differences in expenses. The table compares the Fund’s performance to that of two broad-based market indexes. This information is based on past performance. The Fund’s performance before and after taxes is not a prediction of future results.

Calendar Year Total Returns

Class A

During the period of time shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter: (second quarter, 2003)  35.41%
Worst Quarter: (third quarter, 1998)  -32.11%

Average Annual Total Returns

For the periods ended December 31, 2006

	One Year	Five Years	Ten Years
Class A
Return Before Taxes	4.66%	14.13%	11.68%
Return After Taxes on Distributions(2)	4.01%	13.99%	11.38%
Return After Taxes on Distributions
and on Sale of Fund Shares(2),(3)	3.86%	12.42%	10.32%

Russell 2000 Index(4)	18.37%	11.39%	9.44%
S&P 500 Index(5)	15.80%	6.19%	8.42%
		One Year	Since Inception (1)
Class C
Return Before Taxes		9.19%	11.43%

Russell 2000 Index(4)		18.37%	19.79%
S&P 500 Index(5)		15.80%	17.35%

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(1)
The Fund’s Class A shares commenced operations on November 6, 1995 and Class C shares commenced operations on October 7, 2005. The returns for the indices in this column have been calculated since the inception date of the Fund’s Class C shares.

.

(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3)
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund’s operating expenses. After tax returns are shown only for the Fund’s Class A shares and after-tax returns for Class C shares will vary.

(4)
The Russell 2000 Index is an unmanaged equity index comprising smaller U.S. companies and includes reinvested dividends. The figures above reflect all reinvested dividends but do not reflect any deductions for fees, expenses or taxes.

(5)
The S&P 500 Index is an unmanaged market value weighted index of 500 stocks designed to represent the broad domestic economy. The figures above reflect all reinvested dividends but do not reflect any deductions for fees, expenses or taxes.

WHAT FEES AND EXPENSES DO I PAY?

As an investor in the Fund, you will pay the following fees and expenses. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

	CLASS A	CLASS C
SHAREHOLDER TRANSACTION FEES (PAID BY YOU DIRECTLY)
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%(1)	0.00%
Maximum deferred sales charge (load) as a percentage of the amount redeemed	None(2)	1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None
Fee for redemption by wire	$15	$15
Maximum account maintenance fee (4)	$15	$15

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

Management fee	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses (5)	0.42%	0.42%
Acquired Fund Fees and Expenses(6)	0.02%	0.02%
Total annual Fund operating expenses	1.69%	2.44%

(1)     Lower sales charges are available depending upon the amount invested. See “Sales Charges.”

(2)    A deferred sales charge of 1.00% may be applied to redemptions within one year of purchase of Class A Shares in the case of accounts with an aggregate value of $1 million or more, where no sales charge applies (not including shares purchased with reinvested dividends and/or distributions).

(3)   Applied to redemptions within one year of purchase.

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(4)    Applies only to investors whose total eligible investments with the Fund are less than $5,000. If you hold shares of the Fund in an Empiric account (i.e., not a financial intermediary or retirement plan account), we may charge you a $15 annual account maintenance fee if the value of those shares is less than $5,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $5,000 at that time, we will automatically redeem shares in one of your accounts to pay the $15 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell education savings accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and Simple-IRAs), and certain other retirement accounts) registered under your Social Security number.

(5)    “Other Expenses” include operating expenses other than the management fee and distribution fee.

(6)   The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds or pooled investment vehicles (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are generally reflected in the Acquired Fund’s net asset value. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.67% for Class A shares and 2.42% for Class C shares.

Example

Use this table to compare fees and expenses with those of other mutual funds. It illustrates the amount of fees and expenses (including indirect fees and expenses from investing in other mutual funds) you would pay, assuming the following:

•	$10,000 investment
•	5% annual return
•	no changes in the Fund’s operating expenses
•	dividends and distributions are reinvested
•	redemption at the end of each period (unless noted otherwise)

Because this example is hypothetical and for comparison purposes only, your actual costs are likely to be different. Our advisory fee is higher than that paid by most funds.

	1 Year	3 Years	5 Years	10 Years
Class A	$737	$1,077	$1,440	$2,458
Class C	$350	$761	$1,301	$2,776

WHO RUNS THE FUND?

Mark A. Coffelt, CFA
Chairman of the Board of Directors of the Fund
Chief Investment Officer of the Advisor

Mr. Coffelt manages the investment program of the Fund and is primarily responsible for its day-to-day management. He is a Chartered Financial Analyst of the Association of Investment Management and Research. He received his B.A. in economics from Occidental College and his MBA from the Wharton School at the University of Pennsylvania. He founded the Advisor and has been a portfolio manager since the Fund’s inception in 1995.

The SAI and Appendix C therein provide additional information about the Portfolio Manager’s compensation, other accounts overseen by the Portfolio Manager and his ownership of securities in the Fund.

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Investment Advisor

Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), is the investment advisor to the Fund, and is registered as an investment advisor with the Securities and Exchange Commission. The address for Empiric Advisors, Inc. is:

6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX 78759

Mark Coffelt is the President and Chief Investment Officer of the Advisor, and Chairman of the Board of Directors and President of the Fund. He founded the Advisor in 1987. The Advisor manages discretionary accounts other than the Fund, including individual and institutional accounts. The Advisor provides day-to-day investment management services to the Fund, and also is responsible for Fund administration.

Advisory Agreement

Under the advisory agreement, the Advisor furnishes investment advice to the Fund and continuously reviews and recommends to the Fund when and to what extent securities should be purchased or disposed of. The advisory agreement can be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days prior written notice to the Advisor. Ultimate decisions regarding investment policy are made not by the Advisor but by the Fund’s Officers and Directors. Under its advisory agreement with the Fund, the Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations. For its services, the Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1.00% on the Fund’s average daily net assets. During the fiscal year ended September 30, 2006, the Fund paid the Advisor 1.00% of its average daily net assets.

A discussion regarding the basis of the Board of Directors’ approval of the advisory agreement is available in the Fund’s Annual Report to shareholders for the year ended September 30, 2006.

HOW TO CHOOSE A SHARE CLASS

Before you can buy shares, you need to decide which class of shares best suits your needs. The Fund offers two classes of shares: Class A shares and Class C shares. Each class is subject to different expenses and sales charges.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by the Advisor for investment advisory services. Accordingly, the investment advisory expenses do not vary by class.

You may choose to buy one class of shares rather than another depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

CLASS A SHARES

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the other share class:

For any investment below $1 million, you buy Class A shares at their net asset value per share plus a sales charge, which is up to 5.75% of the offering price, but subject to breakpoints based on the amount of your purchase (see “Sales Charges - Class A Shares,” below). The term “offering price” includes the front-end sales charge.

There is no limit to how much you can invest in this share class.

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The Fund pays a distribution fee—up to 0.25% of the average daily net assets—each year you hold the shares. This fee is lower than the fee you pay for the other class of shares. Lower expenses of Class A shares translate into higher annual return on net asset value than Class C shares.

CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares in order to avoid paying a front-end sales charge:

•	You buy the shares at net asset value (no initial sales charge).
•	You cannot invest more than $1 million in Class C shares.

If you sell Class C shares within one year of purchase, you must pay a deferred sales charge of one percent. The deferred sales charge for each purchase will be based on the value of your shares at the time of purchase. Tracking for each purchase will begin as of the first day of the month in which the purchase is made.

Investors in Class C shares pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher expenses translate into lower annual return on net asset value.

DEFERRED SALES CHARGE

If you purchase shares subject to a contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds. At redemption, the deferred sales charge will be calculated from the first day of the month in which your purchase occurred and will be applied based on original cost.

You will pay a deferred sales charge in the following cases:

As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we first will sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions. To determine whether the deferred sales charge applies to a redemption, we redeem shares in the following order:

•	Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).

•	Shares acquired by reinvestment of dividends and capital gain distributions.

•	Shares that are no longer subject to the deferred sales charge.

•	Shares held the longest, but which are still subject to the deferred sales charge.

12b-1 Plan

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares.

The fees collected under the Rule 12b-1 plan may be used to pay for Fund “supermarket fees.” Supermarket fees are charged by financial institutions so that the Fund may be available for purchase and sale in a mutual fund marketplace.

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Because the fees are ongoing, the distribution expense may increase the cost of your investment and may cost you more than other types of sales charges.

For investors who invest directly with the Fund, the Distributor will be the broker on the account. All Rule 12b-1 fees will accrue daily and be paid quarterly.

According to the Rule 12b-1 Plan, the services provided by selected broker-dealers are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing shareholders.

Class A Shares

Agents (brokers) of registered broker-dealers will distribute shares, and the Fund will be charged, and your broker will collect, 0.25% of average daily net assets on the amount invested in the Fund.

Class C Shares

The Fund’s Class C shares pay an annual fee of 1.00% of Class C shares average daily net assets. The distributor, as paying agent for the Fund, pays all or a portion of such fees to the banks, broker-dealers and insurance companies that make Class C shares available.

Sales Charges - Class A Shares

Class A shares are sold at an offering price that includes a sales charge. If you wish to purchase shares, the charge will be levied against the purchase amount, and it will be paid to your broker and the Distributor.

The Fund’s Class A shares are distributed through the broker-dealer community at an offering price that includes a sales charge. If you wish to purchase shares, the charge will be levied against the purchase amount, and it will be paid to your broker and the Distributor.

Sales charge as a percentage of assets invested

Transaction Amount	As a % of assets	As a % of price	Dealer discount
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million* and up	0.00%	0.00%	0.00%

*
for single purchases aggregating $1 million or more, you will not pay an initial sales charge. The Advisor will pay the authorized broker 1% of the amount invested. On these purchases, a contingent deferred sales charge of 1% is levied on redemptions occurring within 12 months of the investment and is paid to the Advisor.

Ways to Reduce or Avoid Paying the Sales Charge

Aggregation of Accounts

If you fit into one of the following categories, then you may aggregate accounts to qualify for a reduced sales charge on Class A shares:

•	an individual, his or her spouse, or their children under 21 purchasing for their own account.

•	a trustee or other fiduciary purchasing for a single fiduciary account (including an estate, pension, profit sharing, or employee benefit trust qualified under IRS Code Section 401).

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•	employee benefit plans of a single employer or affiliated employers.

Statement of Intention

By signing a Letter of Intent (“LOI”) you can reduce your sales charge on Class A shares. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund’s Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under 21 years of age. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Rights of Accumulation

You may combine your new purchase of the Fund’s Class A shares with shares currently owned by yourself, your spouse, and your children under 21 years of age for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value of Class A shares that you already own (based on the Fund’s offering price of all other Class A shares you own).

If you invest in the Fund’s Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members’ and other related parties’ accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge on your purchase of Class A shares, the Distributor will be unable to ensure that the reduction is applied to your account.

Sales Charge Exemptions

If you fit into one of the following categories, you are exempt from the sales charge on Class A shares provided that you notify the Fund, in writing at the time of purchase that you are eligible. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to verify eligibility for these exemptions:

•	Charter Shareholder (shareholders with at least $10,000 with the Fund before December 31, 1995);
•	Shareholders buying direct through the Distributor without advice of a registered broker;
•
Shareholders buying through select discount platforms and fund supermarkets where the broker/dealers customarily sell mutual funds without sales charges (check with your discount broker/dealer for availability). Other fees may be charged by the service-provider sponsoring the fund supermarket, and transactions charges may apply to purchases and sales made through a broker/dealer;

•
Directors, Officers and Employees of the Fund, Advisor, and Distributor and their family members and retirement plans (exemption granted to such individuals in order to encourage their investing in the Fund);

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•	Registered Representatives of the NASD buying for their own account;
•	Discretionary accounts of bank trust departments;
•	Registered Investment Advisors buying for their clients and themselves; and/or
•	Charities and religious organizations as defined by IRS Code 501(I)3.

Please visit our website, www.empiricfunds.com, where we provide free of charge a clear and prominent description of the sales loads and breakpoints on the Fund’s Class A shares, including hyperlinks that facilitate access to the information.

Other Fees

Annual IRA maintenance fee	$15.00
(capped at $30 per social security number)
This is applicable to traditional, Roth and Coverdell Education Savings Account (formerly Education IRA) and subject to change.
Refund of excess contributions	$25.00
IRA distributions to participant	$25.00
IRA transfer to successor trustee	$25.00
Wire fee	$15.00
Return check or ACH and stop payment	$25.00
Fee for overnight delivery	$15.00
Fee for conversion to/from a Roth IRA	$25.00

Other fees may be charged by other advisors, broker-dealers, or financial institutions in connection with purchases or sales of the Fund.

HOW DO I PURCHASE SHARES?

Purchases through a broker

You may purchase shares in the Fund through any broker-dealer that has signed a sales agreement with the Fund. Broker-dealers may place Fund orders on behalf of shareholders by calling the Distributor. Some financial intermediaries may accept purchase and redemption orders for the Fund and may have a specialized agreement with the Fund for settlement and payment. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and forwarding payment within three business days. Orders will be processed only after receipt in good order.

Direct Purchases

All completed applications and checks go to:

Sending via U.S. Mail

Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Sending via overnight courier

Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207
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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase application or redemption requests does not constitute receipt by the transfer agent of the Fund.

Whenever you write a check for an additional purchase, make sure you include your account number and the name on your account. You do not need a certified check, but the check must be drawn on a U.S. bank in U.S. dollars. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. We are unable to accept post-dated checks, post-dated on-line bill pay checks, or any condition order or payment. Your purchase will be processed at the public offering price next calculated after your money and completed application are received by the transfer agent of the Fund by the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). A fee may be imposed if your check does not clear. The Fund reserves the right to reject all or part of any purchase.

If you are making your first investment in the Fund, before you wire funds, U.S. Bancorp Fund Services, LLC the Fund’s transfer agent (the “Transfer Agent”) must have a completed account application that indicates the share class you wish to purchase. You can mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA#075000022
Credit: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137
Further Credit: Core Equity Fund
Shareholder name and account number

For Subsequent Investments—By wire
Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Please include your account name and number on each wire.

Call 1-888-839-7424, and notify the Transfer Agent whenever you are wiring money.

Minimums

The minimum initial investment you may invest is $5,000 unless you are using the Autovest Plan described below or unless we, at our discretion, waive the minimum. Subsequent investments are subject to a $100 minimum. The Fund can raise or lower minimums at its discretion.

Autovest Plan

Under the Automatic Investment Plan, your money will be transferred from your bank account to your account with the Fund on or about the 15th of each month or quarter. You can participate in the Automatic Investment Plan by filling out the appropriate section of the account application. You are obligated to contribute at least $5,000 the first year of the plan.

In order to participate in the Automatic Investment Plan, your bank must be a member of the Automated Clearing House (“ACH”) network. The Fund is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent five days prior to effective date.

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You may obtain more information by calling the Transfer Agent.

Anti-Money Laundering Program

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-839-7424 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the transaction will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

HOW DO I SELL SHARES?

You may redeem all or part of your investment at closing net asset value any day the New York Stock Exchange is open. For Class A shares, redemption price is the next net asset value per share determined after your request is received in good order. For Class C shares, depending on when you purchased your shares, the redemption price will be the next net asset value less the applicable deferred sales charge.

Shareholders have three options for receiving redemption proceeds regardless of whether the redemption was made in writing or via telephone. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Things you should know about redeeming your shares:

Checks will be remitted to the address of record only.

If you request a wire, another $15 will be charged as a wire fee. You bear the risk of a loss that may result from unauthorized or fraudulent transactions that the Transfer Agent believes to be genuine.

All owners of the account must sign redemption documents.

The Fund may require additional documents in the case of shareholder death, corporate accounts, agent or fiduciary.

Payment of redemption proceeds will be no later than the 7th day after receipt of signature guarantees and other necessary documents.

The Fund may suspend the right of redemption in extraordinary circumstances in accordance with the rules set by the Securities and Exchange Commission.

If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the purchase date.

A redemption may result in recognition of a gain or loss to the shareholder for federal income tax purposes.

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Written request for redemption

You may redeem your shares directly through the Fund via written request. For any amount over $25,000 you will need a signature guarantee as discussed below.

Telephone redemptions

You may redeem shares up to $25,000 over the telephone only if you requested telephone redemption privileges on your account application. If you did not request this, you may do so in writing to the Transfer Agent with an accompanying signature guarantee.

Things you should know about telephone redemptions:

You cannot redeem over the telephone if you paid by check and the payment has been on the books for less than 15 days.

If the Transfer Agent is handling a large volume of calls you may have to send a redemption request via overnight mail.

The Transfer Agent may ask certain questions that are designed to help confirm your identity as the shareholder of record.

Situations involving redemptions

For Class A shares, if you redeem shares and then within 60 days change your mind, you may reinvest the redemption amount at the current price, without paying the sales charge. In order to take advantage of this option, please submit your check, in an amount no greater than the redemption amount, with a letter indicating that you wish to reinvest the amount using this privilege. This exemption is not used up if your intent is to reinvest the redemption amount in an IRA or Pension. If you realized any taxable gains on your redemption, this privilege will not alter your responsibility to the IRS. If you realized a loss, depending on the timing and amounts of the reinvestment, you may not be allowed to take the loss for tax purposes. Please consult your personal tax advisor before making these decisions.

If your account, because of redemptions, falls below $2,000 and is not a retirement account or a UGMA/UTMA account then the Fund may redeem shares in your account. This does not apply if your account falls below $2,000 because of a drop in net asset value. If the Fund determines to make an involuntary redemption, you will be notified that your account is less than $2,000 and you will have 30 days to bring your account value up to $2,000 by investing more money before the Fund takes any action.

Signature Guarantees

To protect you and the Fund from fraud, a signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	When establishing or modifying certain services on an account;

•	If a change of address was received by the Transfer Agent within the last 15 days; and/or

•	For all redemptions in excess of $25,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances or may require a guarantee in other instances as necessary.

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Where To Get a Signature Guarantee

•	Participants in good standing of the Securities Transfer Agents Medallion Program (“STAMP”);

•	Commercial banks that are members of the Federal Deposit Insurance Corporation (“FDIC”);

•	Trust companies;

•	Firms that are members of a domestic stock exchange;

•	Eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934 that are authorized by charter to provide signature guarantees; and/or

•	Foreign branches of any of the above.

The Transfer Agent cannot honor guarantees from notaries public.

Market Timing Policy

In certain circumstances, frequent purchases and redemptions of Fund shares may present certain risks for other shareholders of the Fund, including, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. To discourage frequent purchases and redemptions of Fund shares by Fund shareholders, the Fund’s Directors have adopted certain policies.

The Fund has the right to reject, limit, delay, or impose other conditions on exchanges or purchases or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares.

The Advisor and Transfer Agent share the responsibility of applying the Fund’s policies and procedures with respect to frequent purchases and redemptions of Fund shares. Those policies and procedures require that trading activity by Fund shareholders be monitored for excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of Fund shares. If an account holder makes a large purchase, followed shortly thereafter by a large redemption, an employee of the Fund will contact that person or representative to discover the circumstances of the trades. If that employee determines that the account holder was using the Fund in an attempt to “time” the market, he or she will instruct the Transfer Agent (or the institution, in the case of an omnibus account) to close the account to new purchases. The account will remain closed permanently, unless the account holder can assure the Advisor that this type of trading neither will nor recur. Such a trade would be permissible if the shareholder had a sudden need to liquidate assets in order to use them for non-investment purposes.

These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for frequent purchases and redemptions of Fund shares, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all such activities.

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Multiple Class Information

The Fund offers two classes shares: Class A shares and Class C shares.

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The Class A shares have different fees and expenses from the Class C shares. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

Except as described below, both classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different exchange privileges.

Contingent Deferred Sales Charge

If you sell Class C shares within one year of purchasing them, you will pay a Contingent Deferred Sales Charge (“CDSC”) of 1.00%.

The CDSC is calculated from the first day of the month in which your shares were purchased, and will not be charged on shares acquired through reinvestment of dividends or distributions, or increases in the net asset value of shares. We will redeem shares not subject to the CDSC first, and other shares will be redeemed in the order they were purchased.

Transfer Agent and Accounting Services

The Fund has contracted with U.S. Bancorp Fund Services, LLC for transfer agent and accounting services. You should call the Transfer Agent with questions about setting up or maintaining your account.

All shares are held in non-certificated form registered on the books of the Fund and the Transfer Agent for the account of the shareholder.

Distributor

The Fund’s Underwriter and Distributor is Rafferty Capital Markets, LLC, a member of the National Association of Securities Dealers, Inc.

Revenue Sharing

The Advisor may pay compensation, out of its own funds and not as an expense of the Fund, to certain unaffiliated brokers, dealers or other financial Intermediaries (“Intermediaries”) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Advisor may pay additional compensation for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund), amount of assets invested by the intermediary’s customers (which could include current or aged assets of the Fund), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Advisor. The amount of these payments, as determined from time to time by the Advisor, may be different for different Intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, may provide the Intermediaries and/or financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares. You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

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HOW DO FUND DISTRIBUTIONS AND TAXES WORK?

The Fund will pay out almost all of the investment income and realized capital gains that it accumulates through its investments. The portion of the distribution attributed to long-term gains in the Fund’s investments will be passed through and become your tax responsibility as a shareholder as long-term capital gains regardless of the amount of time you have owned the Fund.

All short-term capital gains and income realized by the Fund will also be passed through and become your tax responsibility as a shareholder. These gains will be taxed at your ordinary income tax rate. Income distributions are generally taxable either as ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals or 15% (5% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2008. Distributions will be paid at least annually and if necessary may be authorized more often by the Board of Directors.

You should realize that purchasing shares shortly before distribution payout may adversely affect you by reducing the net asset value of your shares by the amount of the distribution and leaving you with a tax liability. You should also note that your investment may be subject to federal income tax when sold or when a distribution is made in cash or reinvested in additional shares.

The distributions that the Fund makes will be automatically reinvested with no sales charge, unless you specify on your application forms that you wish to be paid the distribution in cash.

The Fund is required to withhold 28% of reportable payments to shareholders who have not complied with IRS regulations. To avoid this withholding, you must provide the following information on or with your application:

Certification on a W-9 tax form;

Social Security Number; and

Attestation that you are not subject to back-up withholding.

Outstanding Distribution Checks

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's current net asset value and to reinvest all subsequent distributions.

DOES THE FUND OFFER RETIREMENT ACCOUNTS?

IRAs

The company offers the following types of IRAs

Traditional IRAs
Roth IRAs
Roth Conversion IRAs
Education IRAs
SEP IRAs
Rollover IRAs

The investment minimum for retirement accounts is $2,000, and each account may be subject to a trustee annual charge of $15.00 for Traditional and Roth IRAs, as well as Coverdell Education Savings Accounts.

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You should discuss each plan listed above with your personal tax advisor, and you should read the company’s Retirement Booklet including important disclosures before opening an account. The Retirement Booklet is available at no charge by calling the Fund at 1-888-839-7424.

WHAT ELSE MUST I KNOW BEFORE INVESTING?

Reports

The Fund will send annual reports to shareholders containing certified financial statements and semi-annual reports containing unaudited financial statements.

Account Statements:	Provided Quarterly

Financial Reports:	Provided at least semi-annually

Confirmation Reports:	Provided after each transaction that affects the account balance or registration of shareholder except for the reinvestment of dividends and capital gains.

To reduce expenses, one copy of each report will be mailed to each tax identification number even though you may have more than one account with the Fund.

Net Asset Value (Pricing)

The Fund’s net asset value (“NAV”) will be determined as of the close of the New York Stock Exchange on each day the exchange is open. The New York Stock Exchange is closed on national holidays, so the NAV will not be calculated on those days. The New York Stock Exchange is not open on New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The NAV for each class of shares of the Fund is calculated by adding the total value of a Fund's investments and other assets attributable to each class, subtracting the liabilities for that class, and then dividing that figure by the number of outstanding shares of the class:

Value of Fund Assets - Liabilities
NAV	=	-----------------------------------------
Number of Outstanding Shares

The NAV for Class A shares will differ from the NAV for Class C shares due to the difference in their expenses.

Fund securities are valued at the latest available market price including the net asset value of the investment companies that the Fund holds in its portfolio. If market quotations are not readily available for some securities held by the Fund, the Fund’s officers will value securities at fair market value in accordance with methods approved by the Board of Directors.

Since the Fund invests primarily in frequently traded, exchange listed securities and calculates its NAV as of the time the exchange typically closes, there should be very limited circumstances in which it will use fair value pricing (e.g., if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation).

In the event that a price is not available for a security for which trading has been halted, the Board has directed that the Advisor use the last market trade as a base, then combine it with the news available on the stock and any observations the Advisor has made of other securities that have suspended trading under similar circumstances, in order to determine a fair price. Such determinations by the Advisor, as well as the considerations that factored into them, shall be reported to the board at its next meeting. The effect of using fair value pricing is that the Fund’s net asset value may be subject to the judgment of the Directors’ designees instead of being determined by market prices.

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The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.

Auditors

Tait, Weller & Baker, LLP, Independent Registered Public Accounting Firm of Philadelphia, Pennsylvania has been selected as the independent registered public accounting firm of the Fund. Tait, Weller & Baker LLP audits the financial statements of many mutual funds in the country. The firm has no direct or indirect interest in the Fund or its Advisor.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Statement of Additional Information.

21

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund’s financial statements, are included in the annual report, and incorporated by reference in the Fund’s Statement of Additional Information, both of which are available upon request.

For a Class A capital share outstanding
	Year Ended September 30,
	2006	2005	2004	2003	2002
NET ASSET VALUE BEGINNING OF YEAR	$32.91	$26.30	$19.93	$14.70	$15.15

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.10)	(0.03)	(0.11)	(0.20)	(0.17)
Net realized and unrealized gain (loss) on investments	0.65	6.64	6.48	5.43	(0.28)
Total from investment operations	0.55	6.61	6.37	5.23	(0.45)

NET ASSET VALUE - END OF YEAR	$33.46	$32.91	$26.30	$19.93	$14.70

TOTAL RETURN	1.7%	25.1%	32.0%	35.6%	(3.0)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$78,187	$77,603	$40,370	$26,029	$20,409
Ratio of operating expenses to average net assets	1.67%	1.68%	1.78%	1.93%	1.81%
Ratio of operating expenses excluding dividend payments on short positions to average net assets	1.62%	1.68%	1.78%	1.93%	1.81%
Ratio of net investment income to average net assets	(0.28)%	(0.13)%	(0.45)%	(1.28)%	(0.90)%
Portfolio turnover rate	147.7%	122.0%	171.9%	260.2%	347.5%

Total return figures include reinvestment of all dividends and distributions and DO NOT reflect the maximum front-end sales charge. Operations commenced 11/6/95 for Class A shares of the Fund.

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For a Class C capital share outstanding
	Period October 7, 2005 through September 30, 2006*

NET ASSET VALUE - BEGINNING OF PERIOD	$31.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.21)
Net realized and unrealized gain (loss) on investments	1.63
Total from investment operations	1.57

NET ASSET VALUE - END OF PERIOD	$33.22

TOTAL RETURN	4.5	%+

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$2,954
Ratio of operating expenses to average net assets	2.42	%^
Ratio of operating expenses excluding dividend payments on short positions to average net assets	2.37	%^
Ratio of net investment income to average net assets	(1.02	)%^
Portfolio turnover rate	147.7	%+

*	Commencement of operations for Class shares was October 7, 2005.
+	Not Annualized.
^	Annualized.

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PRIVACY POLICY

We collect non-public personal information about you from the following sources: (i) information we receive from you on applications or other forms; and (ii) information about your transactions with us. Our polices prohibit disclosure of non-public personal information about present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers and all records containing your non-public personal information are maintained at the service providers’ places of business. These entities include our transfer agent, administrative service provider and investment adviser.

Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public information about you to the entities described above.

NOT A PART OF THE PROSPECTUS

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HOW DO I REACH THE FUND?

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, Texas 78730
1-800-880-0324

Transfer Agent and Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
1-888-839-7424
Call for questions on your account

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53202

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, New York 11530

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Please send all account-related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Godfrey & Kahn S.C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590

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Core Equity Fund - Class A
EMCAX
CUSIP #29215M101

Core Equity Fund - Class C
EMCCX
CUSIP #29215M200

More information about the Fund and its investments is available in the statement of additional information (“SAI”) and in the Fund's annual and semi-annual reports to shareholders (“Shareholder Reports”). They are available at no cost to you by calling 1-888-839-7424.

The SAI and Shareholder Reports are also available on the Fund’s website at www.empiricfunds.com.

The reports to shareholders contain management discussions of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. You should also obtain and read the Fund's Retirement Booklet that has important disclosures and information relating to IRAs and other Retirement Accounts. To request other information about the Fund or to make shareholder inquiries, call 1-888-839-7424.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained upon payment of a duplicating fee, by electronic request to: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Investment Company Act No. 811-9088

26

Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.)
Statement of Additional Information

Core Equity Fund (formerly, Value & Growth Portfolio)

January 26, 2007

This document is not a prospectus. You should read this document in conjunction with the Fund’s prospectus dated January 26, 2007 (the “Prospectus”), and the latest shareholder report, which contains important financial information that is incorporated by reference in this Statement of Additional Information. You may obtain these at no charge by calling 1-888-839-7424.

Table of Contents

Fund History	2
Voting	3
Investment Objectives and Policies	3
Portfolio Turnover	21
Directors and Officers	25
Principal Holders of Securities	29
Investment Advisor	29
Service Providers	32
Distribution of the Fund	33
Brokerage	35
Purchase and Redemption of Shares	37
Net Asset Value	39
Tax-Deferred Retirement Plans	40
Tax Status	41
Performance Information	43
Anti-Money Laundering Program	44
Financial Statements	45
Appendix A	46
Appendix B	69
Appendix C	70

No one has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus. You should not rely on any other information given or any representation made because it may not have been authorized by the Fund or its affiliates. This SAI and/or the Prospectus are not offers to sell or a solicitation of an offer to buy any securities in any jurisdiction where an offer to sell or solicitation of an offer to buy may not lawfully be made.

Phone Numbers

General Marketing	1-888-839-4769
Shareholder Information	1-888-839-7424

This Statement of Additional information constitutes Part B of the Investment Company's registration statement filed with the Securities and Exchange Commission. The Investment Company’s advisor and administrator, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.) (the “Advisor”) will be referred to as “us” or “we” in this document. Likewise, any shareholder or prospective shareholder will be referred to as “you.” Throughout this document, the phrase Statement of Additional Information will be shortened to “SAI.”

The Core Equity Fund, formerly, the Value & Growth Portfolio (the “Fund”) is a non-diversified, open-end investment series of Empiric Funds, Inc., formerly, Texas Capital Value Funds, Inc. (the “Investment Company” or “Company”) and is commonly known as a mutual fund and will be referred to as the “Fund” in this SAI. Empiric Funds, Inc. will be referred to as the “Investment Company” or “Company” in this SAI.

Fund History

The Investment Company is structured so that:

•
It is a non-diversified, open-end management investment company organized as a Maryland corporation on June 26, 1995. It changed its name from Texas Capital Value Funds, Inc. to Empiric Funds, Inc. on January 26, 2007.

•	The Company’s Articles of Incorporation authorize the Board of Directors to issue shares of common stock, par value $.0001 per share.

•	The Board of Directors can classify or allocate shares to the Fund or each separate series at its discretion.

Currently, 100 million shares have been authorized and twenty-five million shares of the Company's authorized common stock have been initially allocated to the Class A shares, and twenty-five million shares to the Class C shares. The Fund’s current fiscal year end is September 30.

Each share of the Fund has equal voting, dividend, distribution and liquidation rights, except that shares of each class have exclusive voting rights with respect to the Rule 12b-1 plan applicable to that class.

There will not normally be meetings of the shareholders for the purpose of electing Directors until and unless less than a majority of the Directors holding office have been elected by shareholders.

Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion.

When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.

VOTING

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in aggregate and not by class or series except as otherwise required by the Investment Company Act of 1940, as amended (the “1940 Act”) or the Maryland General Corporation Law, or in the case of a vote regarding the 12b-1 plans for the individual classes.

Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Fund outstanding will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Articles of Incorporation provide that, to the extent consistent with the Maryland General Corporation Law and other applicable law, the Bylaws of the Investment Company may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Fund outstanding.

INVESTMENT OBJECTIVE AND POLICIES

The following information is in addition to the information detailed in the Prospectus under the heading “What is the Fund's Investment Strategy?”

The fundamental investment policies detailed below may not be changed for the Fund without the approval of a majority of the Fund's outstanding voting securities. As used in this SAI, a majority of the Fund's outstanding voting securities means the lesser of:

1) more than 50% of its outstanding voting securities; or 2) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

The Fund has adopted the following fundamental investment policies. These policies may not be changed without shareholder approval:

1.
The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry. This restriction does not apply to investments by the Fund in securities of the U.S. government or its agencies or instrumentalities.

2.
The Fund may not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of its total assets would be lent to other parties, except that the Fund may: (a) purchase or hold debt instruments; (b) enter into repurchase agreements; and (c) lend its securities.

3.
The Fund may not purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase or sell securities issued by entities in the real estate industry or instruments backed by real estate such as, but not limited to, Real Estate Investment Trusts (“REITs”).

4.	The Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).

5.
The Fund may not borrow money in an amount exceeding the statutory limit (currently, 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings)), provided that for purposes of this limitation investment strategies or transactions that obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. The Fund will maintain asset coverage as required under the 1940 Act for all borrowings (currently 300% except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets).

6.	The Fund may not act as an underwriter of securities issued by others, except to the extent it may be deemed to be an underwriter in connection with the disposition of Fund securities.

7.
The Fund may not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; b) foreign currencies; and (c) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Fund has adopted the following non-fundamental investment policies. These policies may be changed without shareholder approval.

1.
The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the 1940 Act.

        Generally, the Fund may purchase, sell and enter into any type of derivative instrument (including, without limitation, financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities). Furthermore, the Fund will only invest in futures contracts to the extent that the Fund, its Directors, its Advisor, or any other entity providing services to the Fund would not be required to register with the Commodity Futures Trading Commission (“CFTC”).

2.	The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

The Fund’s investment objective, as well as those policies which are not fundamental, may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of the Board of Director’s business judgment, modification is determined to be necessary or appropriate to carry out the Fund’s objective. However, the Fund will not change its investment objective or non-fundamental investment policies without written notice to shareholders.

Further Information on the Nature of the Investments held by the Fund:

General Characteristics of Convertible Securities

The Fund may invest only in high grade convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. “High grade” securities are those rated within the three highest ratings categories of Standard & Poor’s Corporation, Moody’s Investors Service, Inc., Fitch IBCA, Inc., or Duff & Phelps, Inc. or that are determined by the Advisor to be of equivalent quality. For a more complete description of debt ratings, see APPENDIX A. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Investments in Real Estate Investment Trusts (“REITs”)

Because the Fund may invest its assets in equity securities of REITs, it may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Defensive Policy

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist: of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker’s acceptances of similar banks; commercial paper and other corporate debt obligations.

General Characteristics of Securities Lending

In compliance with SEC guidelines, any loans of securities in the Fund would be required to be secured with collateral (consisting of any combination of U.S. currency, securities issued or guaranteed by the United States Government or its agencies, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P, Moody’s, Fitch IBCA, or Duff & Phelps or which are determined by the Advisor to be of equivalent quality).

The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities, and the Fund must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that the Fund will receive all dividends, interest or other distributions on loaned securities, and the Fund must be able to vote loaned securities whenever the right to vote is material to the Fund’s performance.

When the Fund makes loans to another party, it runs the risk that the other party will default on its obligations and that the value of the collateral will decline before the Fund can dispose of it.

Investment in Unseasoned Issuers

The Fund may invest in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment in Foreign Securities

The Fund may invest in U.S. dollar-denominated securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in ADRs, European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by the Fund's management.

OPTIONS, FUTURES AND FORWARDS

The Fund may purchase and sell forward contracts, put and call options, and futures contracts. Each of these instruments is a derivative instrument, as its value derives from the underlying asset or index.

The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's investment objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. See “Combined Positions” below.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund’s return. While the Fund’s use of these instruments may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund’s return. Certain strategies limit the Fund’s opportunities to realize gains as well as limiting the Fund’s exposure to losses.

The Fund could also experience losses if the Fund’s options and futures positions were poorly correlated with the Fund’s other investments, or if the Fund could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund’s portfolio turnover rate.

Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Options

Purchasing Put and Call Options.

By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European-style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options.

When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less then the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Covering Options on Securities -- A call option on a security written by the Fund is “covered” if the Fund owns the underlying securities, has an absolute and immediate right to acquire those securities upon conversion or exchange of other securities it holds, or holds a call option on the underlying securities with an exercise price equal to or less than that of the call option it has written. In addition, the Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When the Fund writes a put option, the Fund can segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. Alternatively, the Fund could hold a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

Liquidity -- Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired.

Options on Securities Indexes.

Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

The Fund may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund's investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the AMEX, and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the Fund’s 15% limitation on investment in illiquid securities.

Risks -- Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) segregates with the Fund's custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered. For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, the Fund will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange Traded and OTC Options.

All options that the Fund purchases or sells will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the underlying exchange’s clearing house, in the case of OTC options the Fund relies on the dealer from which it purchased the option to perform if the option is exercised.

Warrants.

The Fund may also invest in exchange-traded and over-the-counter warrants. Warrants are economically the same as options, except they usually have longer exercise periods. Exchange-traded warrants on a single issuer’s common stock are usually issued by the issuer of the underlying common stock or a special-purpose entity, rather than the exchange clearinghouse. Warrants may also be issued on indices or baskets of securities, and may be settled in cash or through delivery of the underlying securities. Like options, warrants may be more volatile instruments than the underlying securities.

Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or before the expiration date.

Futures Contracts and Options on Futures Contracts

The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the commodity called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the incurring of an obligation to acquire the commodity called for by the contract at a specified price on a specified date.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

The Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Covering Futures Contracts -- When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s shares. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Risks -- Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited.

Other risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Stock Index Futures.

The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. At the time the Fund purchases a futures contract, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge. The price of a stock index futures contract may move more than or less than the price of the securities being hedged. If the price of a stock index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund will be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset partially by the loss on the index futures contract. If the price of the index futures contract moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract that will not be offset completely by movements in the price of the securities that are subject to the hedge.

Asset Coverage for Futures Contracts and Options Positions

Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by open-end investment companies, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of our assets could impede portfolio management or the Fund’s ability to meet its current obligations (e.g., meeting redemption requests).

Forwards

A forward is a cash market transaction in which a seller agrees to deliver a specific commodity, security, foreign currency or other financial instrument to a buyer at some point in the future for a set price. Forwards also can be structured for cash settlement rather than physical delivery.

Unlike futures contracts (which occur through a clearing firm), forward contracts are privately negotiated and are not standardized. Further, the two parties must bear each other’s credit risk, which is not the case with a futures contract. Also, since the contracts are not exchange traded, there is no marking to market requirement, which allows a buyer to avoid almost all capital outflow initially (though some counterparties might set collateral requirements). Given the lack of standardization in these contracts, there is very little scope for a secondary market in forwards.

SHORT SALES

The Fund may use short sales in an attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The Fund also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Risks -- Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more the Fund pays to purchase the security, the more it could lose on the transaction, and the more the price of Fund shares will be affected.

Selling short magnifies the potential for both gain and loss to the Fund and its investors. The larger the Fund’s short position, the greater the potential for gain and loss. A strategy involving going short in a particular security is separate and distinct from a strategy of buying and selling the underlying security itself.

As the amount of the Fund’s net assets that must and will be segregated or earmarked by the Fund custodian increases, the Fund’s flexibility in managing its portfolio decreases. The Board of Directors will monitor the Fund’s short sales to assure compliance with these limitations, that when and as required, Fund net assets are being segregated and earmarked, that the Fund is in a position to meet its current obligations and to honor requests for redemption, and overall, that the Fund’s portfolio is managed in a manner consistent with its stated investment objective.

SWAPS AND RELATED PRODUCTS

The Fund may engage in swap transactions, including, but not limited to, securities index, basket, equity, total return, specific security, interest rate, currency and commodity swaps, caps, floors and collars and options on swaps (collectively defined as “swap transactions”). Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index, in a particular foreign currency or commodity, or at a particular interest rate.

The purchaser of a cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent the return on a specified index, security, currency, interest rate or commodity exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of a collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that the return on a specified index, security, currency, interest rate or commodity falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on a swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within a swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment policy concerning senior securities.

Notional Amounts -- The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed upon to exchange. For example, one swap counterparty may agree to pay a return equal to the appreciation or depreciation in an equity index calculated based on a $10 million notional investment at the end of one year in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event that the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by us, payments by the parties will be exchanged on a “net basis,” and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

Counterparties -- The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Strategy -- The Fund may enter into swap transactions in an attempt to obtain or preserve a particular return at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities we anticipate purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

Segregated Accounts -- The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of its accrued obligations to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sell a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of its accrued obligations under the agreement.

Risks -- As mentioned above, swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the potential loss is limited to the amount of the fee that the Fund has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors, and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the Fund's investment performance will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when the Fund wishes to do so. Such occurrences could result in losses to the Fund. The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Fund will not enter into a swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults, however, the Fund may have contractual remedies to the agreements related to the transaction.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation. Further, swap transactions in which the Fund enters, which generally involve equity securities and having customized terms, are not expected to be particularly liquid. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, certain aspects of the swap market have become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The Advisor will consider liquidity in establishing the size and term of swap transactions. The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

INDEXED SECURITIES

Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the country or region in the currency of which the indexed security is denominated or based. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

PORTFOLIO TURNOVER

While it is difficult to predict, we expect that the annual portfolio turnover rate of the Fund may exceed 250%. The Fund’s turnover has been and will likely continue to be higher than average for most mutual funds. Turnover is a function of the Fund's strategy, changing market conditions, the Fund's short-term success, which has tended to attract market timers, the volatility of stocks, and the tax gains or losses of the Fund. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the two most recently completed fiscal years, the turnover rates for the Fund were as follows:

Portfolio Turnover for Fiscal Years Ended September 30,
2006	2005
147.70%	122.00%

Higher portfolio turnover can be a reflection of high returns, which attract market timers, the Fund's tax loss carry-forward, which makes the Fund unlikely to have distributions for the year, and the unsettled conditions within the market.

PROXY VOTING

It is the policy of the Fund to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Fund and its shareholders. Thus, the Fund generally votes in line with management’s recommendations, as the Fund believes that management of such portfolio companies has its shareholders’ best interests in mind. However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Fund or its shareholders, the Fund will vote against management’s recommendations.

As the Advisor of the Fund, Empiric Advisors, Inc. is responsible for voting proxies of Fund portfolio companies according to these Policies and Procedures.

The Fund will follow the above policy with respect to all proxy matters received on behalf of the Fund, including, but not limited to, the following particular matters:

Corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions; and

Social and corporate responsibility issues.

In following the above policy, the Fund will closely examine portfolio company proxy materials with respect to certain matters, as the Fund believes such matters may benefit management at the short-term cost to shareholders, and thus, may provide strong evidence that the proxy proposal is not in the interest of the Fund or its shareholders. Such matters include, but are not limited to, the following matters:

•	Changes to capital structure, including increases and decreases of capital and preferred stock issuance; and

•	Stock option plans and other management compensation issues.

Conflict of Interest

In the event that a conflict arises between the interests of Fund shareholders and those of the Advisor, the Fund’s distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, such conflict will be resolved in the manner described below.

As soon as reasonably practicable after becoming aware that such a conflict of interest exists, the Advisor shall contact an Independent Director of the Fund. The Advisor shall disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner. In the event the Independent Director determines not to consent to such proposed manner of voting, the Advisor shall vote the proxy in the manner directed by the Independent Director.

Upon receiving proxy materials on behalf of the Fund, the Fund’s portfolio manager reviews all issues up for vote, votes such proxies in accordance with the above Proxy Voting Policy, and submits them to the issuer in a timely manner.

The Fund will maintain the following information with respect to each proxy relating to a Fund portfolio security:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The CUSIP number for the portfolio security;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security
•	holder;
•	Whether the Fund cast its vote on the matter;
•	How the Fund cast its vote (e.g., for or against the proposal, or abstain); and
•	Whether the Fund cast its vote for or against management.

Within three business days of receipt of a request for such information, the Fund will send its proxy voting record to shareholders. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling1-888-839-7424. It is also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to the Advisor or the Fund, rating and ranking organizations, and affiliated persons of the Fund or the Advisor (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

The Advisor and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to the Advisor or the Fund with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The Fund's portfolio manager or the Chief Compliance Officer (“CCO”) may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met, and only with the written concurrence of the Advisor’s CCO. No holdings will be released before a five-day lag time has passed.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of the Advisor or the Fund by completing a holdings disclosure form. The completed form must be submitted to the Fund’s portfolio manager for review and approval. Whether or not the Proposed Recipient is an affiliated person of the Fund or the Advisor, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or the Advisor. If the Advisor determines that a conflict of interest exists, the portfolio holdings will not be released. Following this approval, the form is submitted to the Advisor’s CCO for review, approval and processing.

Neither the Fund nor the Advisor, nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund’s CCO, the Board of Directors reviews the Fund’s portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary. Additionally, the CCO will require each Allowable Recipient to provide periodical assurances that the information provided is used only according to these procedures.

Portfolio Holdings Approved Recipients

The Fund currently has only one ongoing arrangement with an Approved Recipient to disclose portfolio holdings information prior to their being made public - U.S. Bancorp Fund Services, LLC (“USBFS”). The Fund has selected U.S. Bank, N.A., an affiliate of USBFS, as its custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs U.S. Bank, N.A. as the custodian of its assets, U.S. Bank, N.A. creates and maintains all records relating to its activities and obligations as custodian and supplies the Fund with a tabulation of the securities it owns and that are held by U.S. Bank, N.A. Pursuant to such contract, U.S. Bank, N.A. agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by U.S. Bank, N.A. for any purpose not directly related to the business of the Fund, except with the Fund's written consent. U.S. Bank, N.A. receives reasonable compensation for its services and expenses as custodian.

While USBFS is the only Approved Recipient allowed to disclose portfolio holdings, it is permitted under this agreement to provide quarterly holdings to certain rating and ranking organizations. Between the 5th and 10th business day of the month following a calendar quarter, USBFS delivers quarterly portfolio holdings to various rating and ranking organizations. Currently, it supplies portfolio holdings to Lipper, Morningstar, S&P, and Bloomberg, unless otherwise directed by the Fund, but may include other similarly situated ratings and/or ranking organizations as well. The Portfolio Managers or the Chief Compliance Officer will also post the quarterly holdings on a section of the Fund’s website that is available only to industry professionals. No access person shall reveal the name of a security that the Fund intends to purchase, unless that security has been previously included in a quarterly portfolio release. USBFS was declared an Approved Recipient according to the procedures described above.

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Board of Directors, while the Fund's officers conduct and supervise the daily business operations of the Fund.

The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Empiric Advisors, Inc., the Advisor; Rafferty Capital Markets, LLC the Distributor; and USBFS, the Transfer Agent and Dividend Disbursing Agent, and U.S. Bank, N.A. the Custodian.

The Company is not required to and has no intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing individual members of the Company’s Board of Directors or changing fundamental investment policies or for any other matter as required by law.

The Audit Committee of the Board of Directors consists of Mr. Clark and Ms. Claflin, two of the independent directors. The Audit Committee meets twice a year, and met twice during the last fiscal year. The purpose of the committee is to meet with the Fund’s independent auditors to review the Fund’s financial reporting, external audit matters, review fees charged by the auditors and to evaluate the independence of the auditors. The committee is also responsible for recommending the selection, retention or termination of auditors and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in the Fund’s financial reporting.

The Directors and Officers of the Fund, their positions held with the Fund and their principal occupations during the past five years are set forth below.

Name, Address and Age	Position with The Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held**
Independent Directors
Janis A. Claflin 1301 Capital of Texas Highway, Suite B-128 Austin, TX 78746 Age: 67	Director	Indefinite term since 1995	President and owner of Claflin & Associates, which provides individual and family therapy and Psychology Institute (1987 to present). Licensed Marriage and Family Therapist.	1	Trustee and Vice Chairman of the Board of Trustees, Fetzer Institute (1988-present)
Edward K. Clark 2508 Ashley Worth Blvd. Suite 200 Austin, TX 78738 Age: 56	Director	Indefinite term since 1995	Attorney, CFO and General Counsel for Emergent Technologies, Inc., a venture capital company (2002 to present). Member-Attorney, Kelly, Hart & Hallman (1997 to 2002), Certified Public Accountant.	1	None
John Henry McDonald 7200 N. MoPac, Suite 315 Austin, TX 78731 Age: 58	Director	Indefinite term since 1995	President and founder of Austin Asset Management (1986 to present), CFP from the College for Financial Planning, Member of the CFP Board of Standards, President of the Austin Society of Institute of Certified Financial Planners.	1	Secretary, Texas Guaranty Association, 2005-present.

Name, Address and Age	Position with The Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held**
Interested Director

Mark A Coffelt, CFA* 6300 Bridgepointe Pkwy, Bldg. 2, Ste. 105 Austin, TX 78759 Age: 52	Interested Director,	Indefinite term since 1995	President of Empiric Advisors, Inc. (1988 to present) President of Empiric Distributors, Inc. (2002 to present)	1	None

Officers

Mark A Coffelt, CFA* 6300 Bridgepointe Pkwy, Bldg. 2, Ste. 105 Austin, TX 78759 Age: 52	Chairman of the Board of Directors, President of the Empiric Funds, Inc., Chief Investment Officer of Empiric Funds, Inc.	Indefinite term since 1995	President of Empiric Advisors, Inc. (1988 to present) President of Empiric Distributors, Inc. (2002 to present)	N/A	None
Heather McAshan 6300 Bridgepointe Pkwy, Bldg. 2, Ste. 105 Austin, TX 78759 Age: 41	Chief Compliance Officer	Indefinite term since 2006	Operations Manager, Academy Capital Management, Waco, Texas	N/A	None

*	Mark A. Coffelt is an “interested person” of the Fund as defined by the 1940 Act, because of his position with the Advisor.
**
Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the of the Securities and Exchange Act or any company registered as an investment company under the 1940 Act.

The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

MARK A. COFFELT, CFA. -- Chief Executive Officer,
President, and Portfolio Manager.
Mr. Coffelt manages the investment program of the Fund and is primarily responsible for its day-to-day management. He is a Chartered Financial Analyst of the CFA Institute. Prior to founding the Advisor, Empiric Advisors, Inc. in 1987, he was Controller of Racal-Milgo, a data communications company. He received his B.A. in economics from Occidental College and his MBA from the Wharton School at the University of Pennsylvania.

HEATHER MCASHAN - Chief Compliance Officer.
Ms. McAshan joined Empiric Funds, Inc. in 2006. Since 1999, she had been the Operations Manager for Academy Capital Management in Waco, Texas. She received her A.A.S in Management/Accounting from McLennan Community College in Waco, TX.

The following table presents certain information regarding the beneficial ownership of the Fund's shares as of December 31, 2006 by each Director of the Fund owning shares on such date.

Name of Director	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, 10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
John Henry McDonald	$10,001-$50,000	$10,001-$50,000
Janis Claflin	$10,001-$50,000	$10,001-$50,000
Edward K. Clark	$10,001-$50,000	$10,001-$50,000
Mark Coffelt	Over $100,000	Over $100,000

As of December 31, 2006, no independent director owned beneficially or of record any securities in the Advisor or principal underwriter or in any person controlled by, under common control with, or controlling such Advisor or principal underwriter.

Board of Directors Compensation Table

Name of Person/Position	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees
Mark A. Coffelt*	$0	$0	$0	$0
Edward K. Clark	$9,000	$0	$0	$9,000
John H. McDonald	$9,000	$0	$0	$9.000
Janis Claflin	$9,000	$0	$0	$9,000

*	Interested director
**	Such compensation is paid by the Advisor as part of the administrative expense to the Fund.

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2006, officers and directors of the Company owned 1.95% of all outstanding securities of the Fund in the aggregate. To the knowledge of the Fund's management, as of December 31, 2006, the persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

Core Equity Fund, Class C Shares

Name and Address	% Ownership	Type of Ownership
Robert W. Baird & Co., Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	5.35%	Record

Core Equity Fund, Class A Shares

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104-4151	36.14%	Record

INVESTMENT ADVISOR

The Advisor is controlled by Mark A. Coffelt, an affiliated person of the Fund, and his wife, Jane Coffelt through a partnership which owns 100% of the outstanding shares of the Advisor. Mark A. Coffelt is the President of the Company, Chief Investment Officer of the Fund, as well as President and Chief Investment Officer of both the Advisor and Empiric Distributors, Inc. (formerly, Texas Capital, Inc.).

See Appendix C for additional information about the Portfolio Manager’s compensation, other accounts overseen by the Portfolio Manager and his ownership of securities in the Fund. Pursuant to an Advisory Agreement, the Advisor renders investment advisory services to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. As compensation for the services rendered to the Fund by the Advisor, the Fund pays the Advisor an annual fee of one percent (1%) of the net assets of the Fund. Such fees are accrued daily and payable monthly in arrears on the first day of each calendar month.

The Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to, salaries of administrative and clerical personnel, brokerage commissions, taxes, insurance, fees of the transfer agent, custodian, legal counsel and auditors, association fees, costs of filing, printing and mailing proxies, reports and notices to shareholders, preparing, filing and printing the Prospectus and SAI, fees paid pursuant to the Fund’s plan of distribution adopted in accordance with Rule 12b-1 under the 1940 Act, payment of dividends, costs of stock certificates, costs of shareholder meetings, fees of the independent directors, necessary office space rental, all expenses relating to the registration or qualification of shares of the Fund under applicable Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto; provided, however, that the Advisor may, through a separate agreement with the Fund, agree to assume any of these expenses in consideration of such compensation payable thereunder.

Under the Advisory Agreement, the Advisor directs portfolio transactions to broker/dealers for execution on terms and at rates that it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. The Advisor may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Advisor may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer that does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Advisor may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Advisor will seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Advisor from the Fund, it is authorized by the Advisory Agreement. The Advisor may place brokerage for the Fund through an affiliate of the Advisor, provided that the Fund not deal with such affiliate in any transaction in which such affiliate acts as principal; the commissions, fees or other remuneration received by such affiliate are reasonable and fair compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and such brokerage be undertaken in compliance with applicable law. The Advisor’s fees under the Advisory Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

Under the Advisory Agreement the Advisor is not liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the performance of the agreement, except any liability to the Fund or the Fund’s shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder.

The total amount of advisory fees for the last three years were as follows:

Advisory Fees Paid During Fiscal Years Ended September 30,

	2006	2005	2004
Fees Accrued	$915,415	$563,843	$369,146
Fees and Expenses Waived by Advisor	$0	$0	$0
Total Fees and Expenses Paid to Advisor	$915,415	$563,843	$369,146

The Advisory Agreement will continue for a two-year period commencing September 30, 2004 and thereafter will continue on a year-to-year basis pending approval at least annually by either the Board of Directors or the holders of a majority of the outstanding voting securities of the Fund, but in either event, the continuation of the term of an Advisory Agreement must also be approved by a majority of the Directors who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for such purpose. The Advisory Agreement reads that in the event of an assignment by the Advisor, the advisory agreement will terminate automatically.

The Advisor also provides administrative services to the Fund pursuant to an Administration Agreement.

As administrator, the Advisor provides the following support services:

1.	Establishing and maintaining shareholders' accounts and records;

2.	Processing purchase and redemption transactions;

3.	Answering routine client inquiries regarding the Fund;

4.	Preparing registration statements, prospectuses, tax returns and proxy statements; and

5.	Providing daily valuation of the Fund, calculating the daily net asset value per share and providing such other services to the Fund as the Company may reasonably request.

The Advisor may assign administrative services to other groups and providers without automatic termination of the Agreement. The Fund pays a 12(b)-1 fee to the Distributor, who passes through the entire amount to the broker of record. The 12(b)-1 fee is 0.25% for the Class A shares and 1.00% for the Class C shares. All fees are computed on the average daily closing net asset value of the Fund and are payable quarterly.

As compensation for those services, the Advisor receives a fee, equal to the sum of:

seven-tenths percent (0.70%) of the amount of assets in the Fund between one dollar ($1.00) and five million dollars ($5,000,000), inclusive; plus five-tenths percent (0.50%) of the amount of assets in the Fund between five million and one dollars ($5,000,001.00) and thirty million dollars ($30,000,000), inclusive; plus twenty-eight hundredths percent (0.28%) of the amount of assets in the Fund between thirty million and one dollars ($30,000,001) and one hundred million dollars ($100,000,000), inclusive; plus twenty-five hundredths percent (0.25%) of the amount of assets in the Fund between one hundred million and one dollars ($100,000,001) and two hundred million dollars ($200,000,000), inclusive, plus twenty hundredths percent (0.20%) of the amount of assets in the Fund in excess of two hundred and one million dollars ($200,000,001), inclusive.

All assets in the Fund for the purposes of the administration fee calculation are to be rounded to the nearest dollar prior to the computation of any fee owed.

Administration Fees Paid During Fiscal Years Ended September 30,

2006	2005	2004
$332,048	$233,876	$179,279

SERVICE PROVIDERS

Pursuant to a Fund sub-administration agreement (the “Sub-Administration Agreement”) between the Advisor and USBFS, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Sub-Administrator”), the Sub-Administrator acts as the Fund’s sub-administrator. Under the contracts, USBFS will process purchase and redemption requests, generate shareholder statements and confirmations, and keep track of shareholder records. USBFS will also handle the daily NAV computation, fund accounting, and custody of the Fund’s assets. For the transfer agent services that USBFS provides, compensation is based on number of shareholder accounts. For custodial services, compensation is based on asset size and transactions according to a sliding schedule, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Sub-Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

USBFS also acts as Fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Advisor.

Pursuant to a custodian agreement between the Advisor and the Fund, U.S. Bank, National Association, an affiliate of USBFS, (the “Custodian”) serves as the custodian of the Fund’s assets, whereby the Custodian provides for fees on a transaction basis plus out-of-pocket expenses. The Custodian’s address is Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets, and the financial highlights for the periods then ended, for the purpose of expressing an opinion as to whether the financial statements and financial highlights present fairly the financial positions, results of operations and changes in net assets in conformity with accounting principles generally accepted in the United States of America.

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202 is counsel to the Fund and provides counsel on legal matters relating to the Fund.

DISTRIBUTION OF THE FUND’S SHARES

The following information is in addition to the Investment Company's relationship with the Distributor outlined in the prospectus. This distribution information applies to both classes of shares.

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, is the Investment Company’s Distributor, and acts as the principal underwriter of the shares of the Fund. The Distributor agrees to use its best efforts to promote, offer for sale, and sell the shares of the Fund to the public on a continuous basis whenever and wherever it is legally authorized to do so.

The following table reflects the commissions and other compensation received by the Distributor from the Fund during the previous three fiscal years.

Net Underwriting Discounts and Commissions
2006	$44,447
2005	$27,368
2004	$14,384

Rule 12b-1 Plan

The Fund has adopted a Distribution Assistance, Promotion, and Administrative Service Plan pursuant to Rule 12b-1 under the 1940 Act under which the Company contracts with registered broker-dealers and their agents to distribute shares of the Fund. The amount paid to the Distributor under that plan for the past three fiscal years was as follows:

Amounts Paid to Distributor for Fiscal Years Ended September 30,
2006	2005	2004
$224,234	$140,961	$92,286

The plan was adopted because of its anticipated benefits to the Fund. These include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares; an enhancement in the Fund’s ability to maintain accounts and improve asset retention; increased stability of net assets for the Fund, increased stability in the Fund’s investment positions; and greater flexibility in achieving investment objectives.

The following table details payments made under the Investment Company's 12b-1 Plan during fiscal 2006:

Actual 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended September 30, 2006
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$0
Compensation to sales personnel	$224,234
Other	$0
Total	$224,234

The plan compensates the Distributor regardless of the expenses it actually incurs. The 12b-1 expenses for the Fund are used to pay fund “supermarket” fees, and provide Distribution assistance to brokers for the sale of Fund shares and for offsetting Distributor costs. The Distributor may utilize these amounts to reimburse distribution expenses incurred by the Advisor. The 12b-1 fees also may be used to pay the Advisor for advancing commissions to securities dealers for the initial sale of Class C shares.

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors have approved and entered into a 12b-1 plan for Class A shares and a 12b-1 plan for Class C shares, described below.

In adopting the 12b-1 plans, the Board of Directors (including a majority of directors who are not interested persons of the fund [as defined in the 1940 Act], hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the 12b-1 plans would benefit the Fund and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the 12b-1 plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the 12b-1 plans. Continuance of the 12b-1 plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The 12b-1 plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the 12b-1 plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The 12b-1 plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of outstanding shareholder votes of the affected class.

All fees paid under the 12b-1 plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD).

The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the Fund’s shares and/or the use of the Fund’s shares in various investment products or in connection with various financial services.

Pursuant to the 12b-1 plans, the Class A shares pay the Distributor, as paying agent for the Fund, a fee equal to .25% annually of the average daily net asset value of the Class A shares of the Fund. The Class C shares pay the Distributor, as paying agent for the Fund, a fee equal to 1.00% annually of the average daily net asset value of the Class C shares of the Fund.

The Distributor expects to pay sales commissions to the financial intermediaries who sell Class C shares of the Fund at the time of such sales. Payments will equal 1.00% of the purchase price of the Class C shares of the Fund sold by the intermediary. The Distributor will make the distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis.

BROKERAGE

Soft-Dollars

The Fund requires all brokers who effect securities transactions to give prompt execution at favorable prices. Some brokers provide research and trade execution services to the Advisor for commission rates that are higher than the lowest available rates (soft dollars). The Advisor will only use brokers that charge rates that are reasonable and commensurate with the services they provide. It will only effect securities transactions at higher than the lowest available rates if the benefits provided by the broker assist it directly in the investment decision making process and the commission rates are reasonable. Brokerage is the property of the client, and it is the Advisor’s responsibility to trade solely for the benefit of the clients of the Advisor and not for the benefit of the Advisor itself. Some Fund transactions that provide research and trading services benefit some or all of the Advisor’s clients. And conversely, research and execution services provided through trading the Advisor’s other accounts may benefit the Fund’s shareholders. It is impossible to separately determine the benefits from research services for each advisory account.

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund, and negotiation of its brokerage commission rates, are made by the Advisor. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the investment advisor will take the following into consideration:

•	The best net price available;

•	The reliability, integrity and financial condition of the broker;

•	The size of and difficulty in executing the order;

•	The value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.

Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the research and brokerage services offered. For example, the advisor will consider the research and brokerage services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the Advisor’s other clients. Such research and brokerage services include statistical and economic data and research reports on particular companies and industries as well as research and execution systems and software. Subject to such policies and procedures as the Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker viewed in terms of either that particular transaction or the Advisor’s ongoing responsibilities with respect to the Fund. Research and investment information and execution services provided by these and other brokers at no cost to the Advisor is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s expenses, it is not possible to estimate its value and, in the opinion of the Advisor, it does not reduce the Advisor’s expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders.

For the last three fiscal years, the amount of brokerage commissions paid by the Fund was as follows:

Aggregate Brokerage Commissions Paid During Fiscal Years Ended September 30,

2006	2005	2004
$567,164	$384,386	$492,898

Affiliated Transactions

The Board reviews affiliated brokerage transactions quarterly. During fiscal 2006, these commissions represented 61.48% of the aggregate brokerage commissions paid by the Fund and 61.94% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund.

For the last three fiscal years, the aggregate amount of brokerage commissions paid by the Fund to Empiric Distributors, Inc., formerly, Texas Capital, Inc., a broker/dealer owned by the Advisor, was $996,935.

Aggregate Commissions Paid to Empiric Distributors, Inc. During Fiscal Years Ended September 30,

2006	2005	2004
$348,707	$262,464	$385,764

Empiric Distributors, Inc. is currently the Fund’s only affiliated broker.

Purchase and Redemption of Shares

The following information is in addition to the details in the prospectus under the heading, “How do I Purchase Shares?”, and “How do I Sell Shares?” and “What Else do I Need to Know Before Investing?”

You may purchase Class A shares or Class C shares of the Fund through a broker. The Fund’s Class A shares are sold with a 5.75% sales charge.

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

Nonpayment

If any order to purchase shares is cancelled due to nonpayment or if the Investment Company does not receive good funds either by check or electronic funds transfer, the Transfer Agent will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Investment Company. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in the Fund. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, and the signatures of all registered owners, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death, and a signature guarantee will be required to transfer shares or change ownership of an account. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

Transfers Directly with the Distributor

When transferring directly to the Distributor into the Fund from another mutual fund (excluding funds that value their shares according to Rule 2a-7 of the 1940 Act), the broker has the discretion to waive the sales charge and transfer the assets on behalf of his client at NAV.

Additional Information on Redeeming Shares

The right of redemption may be suspended by the Fund, or the date of payment postponed by the Fund, beyond the normal seven-day period, under the following conditions authorized by the 1940 Act:

•	For any period during which the New York Stock Exchange is closed, other than customary weekend or holiday closings, or during which trading on the New York Stock Exchange is restricted;

•
For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to determine the fair value of its net assets; and

•	For such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share of the Fund. Shareholders receiving such securities generally will incur brokerage costs on their sales.

Autovest Plan

The Fund offers the Autovest Plan. The Autovest Plan is an automatic investment plan detailed in the Fund’s prospectus under the heading “How do I Purchase Shares?” that allows shareholders automatic periodic investment in the Fund. Engaging in this type of investment plan allows you to dollar cost average your purchases. Details on the benefits of dollar cost averaging are in APPENDIX B.

MULTIPLE CLASS STRUCTURE

The Company’s Board of Directors has adopted a multiple class plan (the “Multiclass Plan”) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan; the Fund may issue two classes of shares: Class A shares and Class C shares. The Fund offers both share classes.

Both classes are made available to investors directly with a load or commission or through financial intermediaries. The total management fee is the same as for Class A shares, but the Class C shares also are subject to a higher fee pursuant to its Rule 12b-1 distribution plan (the “Class C Plan”) described below. The Class C Plan has been adopted by the Fund’s Board of Directors and initial Class C shareholder in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act.

NET ASSET VALUE

Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Investment Company not belonging to a particular series. Positions held in the Fund will be valued daily at the last quoted sale price as of the close of the New York Stock Exchange at 4:00 PM EST. The Fund will be charged with the direct liabilities of the Fund and with a share of the Investment Company's general liabilities. Subject to the provisions of the Articles of Incorporation and the Bylaws of the Investment Company, determinations by the Directors as to the direct and allocable expenses and the allocable portion of any general assets with respect to a particular fund are conclusive. Currently, the company has only one series.

Net Asset Value (Pricing)

The NAV will be determined as of the close of the New York Stock Exchange on each day the exchange is open. The NAV for each class of shares of the Fund is calculated by adding the total value of a Fund’s investments and other assets attributable to each class, subtracting the liabilities for that class, and then dividing that figure by the number of outstanding shares of the class:

NAV		Value of Fund Assets - Liabilities
	=	-----------------------------------------
Number of Outstanding Shares

The Fund’s NAV for a Class A share as of September 30, 2006 was as follows:

$33.46		$78,187,420
	=	-----------------------------------------
		2,337,073

The NAV for Class A shares will differ from the NAV for Class C shares due to the difference in their expenses.

Code of Ethics

The Company and the Advisor have adopted a Code of Ethics. The Code of Ethics is intended to establish standards and procedures to detect and prevent activities by certain persons ("covered persons") that could raise conflict of interest concerns. The Code of Ethics addresses, among other things, prohibited securities transactions, including trading based on material non-public information and reporting requirements for covered persons. In addition, it sets forth the powers and duties of the code's administrator.

TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Fund offers various forms of IRAs. The minimum initial investment in each of these plans is $2,000, or a yearly $2,000 minimum is required with a minimum $100 monthly electronic investment. You may make subsequent investments of $100 or more per account at any time.

Retirement plan applications for the IRA programs should be sent directly to:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

U.S. Bank, N.A. serves as “Custodian” for these tax-deferred retirement plans under the programs made available by the Investment Company. Applications for these retirement plans received by the Fund will be forwarded to the Custodian for acceptance.

An administrative fee of $15 is deducted from the money sent to you after closing an account. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax advisor before establishing the plan.

TAX STATUS

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund generally must:

Derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived from its business of investing in such stock, securities or currencies; and diversify its holdings so that, at the end of each fiscal quarter, at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and; not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income. Investment income received by the Fund from investments in foreign countries may be subject to foreign income taxes withheld at the source. The Advisor does not anticipate that the Fund will “pass through” these taxes to shareholders, but instead, it will deduct them.

If the Fund failed to qualify for treatment as a regulated investment company for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends -- taxable as ordinary income or, if they are “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 (“QDI”), at the rate for net capital gain, which is a maximum of 15% for individual shareholders -- to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of:

at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year;

at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and

all ordinary income and capital gains for previous years that were not distributed during such years.

To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month, and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared rather than the calendar year in which the distributions are received.

Currency Fluctuations - “Section 988” Gains or Losses

Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares, potentially increasing capital gains.

Distributions of investment company taxable income are taxable to a U.S. shareholder, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Upon a redemption, sale or exchange of a shareholder’s shares of the Fund, such shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares.

PERFORMANCE INFORMATION

Average Annual Total Return

Average annual total return quotations used in the Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return (after taxes on distributions); “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return (after taxes on distributions); “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Company’s AML Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program.

Procedures to implement the AML Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

FINANCIAL STATEMENTS

The Annual Report for the Fund for the fiscal year ended September 30, 2006, is a separate document supplied with this SAI and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD Indicated an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx) Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx) Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx) Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx) Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx) Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment?capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L
Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi
Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr
The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*
This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q
A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r
The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative.

•
For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•
For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC
•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C
•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx) ‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) ‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A (xxx) ‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) ‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx) ‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx) ‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Notes

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

APPENDIX B

DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

This practice generally reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

HOW DOLLAR-COST AVERAGING WORKS

$100 Invested Regularly for 5 Periods
Market Trend

Down		Up		Mixed
Investment	Shares Purchased	Share Price	Shares Purchased	Share Price	Shares Purchased	Share Price
$100	10	10.00	6	16.67	10	10.0
100	9	11.10	7	14.29	9	11.1
100	8	12.50	7	14.29	8	12.5
100	8	12.50	9	11.10	9	11.1
100	6	16.67	10	10.00	10	10.0
$500	***41	62.77	***39	66.35	***46	54.7
	*Avg. Cost:	$7.97	*Avg. Cost:	$7.54	*Avg. Cost:	$9.14
	**Avg. Price:	$8.20	**Avg. Price:	$7.80	**Avg. Price	$9.20
*	Average Cost is the total amount invested divided by number of shares purchased.
**	Average Price is the sum of the prices paid divided by number of purchases.
***	Cumulative total of share prices used to compute average prices.

APPENDIX C

PORTFOLIO MANAGER

The following provides information regarding the portfolio manager identified in the Fund’s Prospectus: (1) the dollar range of the portfolio manager’s investments in the Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

INVESTMENTS IN THE FUND
(As of September 30, 2006)

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies

Mark A. Coffelt	over $1,000,000	over $1,000,000
------------------------
(1)
This column reflects investments in the Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

DESCRIPTION OF COMPENSATION STRUCTURE

The objective of the Advisor’s compensation program is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to the Advisor’s size, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of variable compensation pool that is available for investment professionals.

For the fiscal year ended September 30, 2006, the portfolio manager was compensated with a combination of base salary, variable compensation, deferred compensation, and profit sharing. Starting on the Fiscal Year beginning October 1, 2005, the portfolio manager’s total compensation is determined through an objective process that evaluates numerous factors. The factors that may be reviewed include the following:

Average of after tax and pre tax returns;
Risk taken to produce returns;
Comparison with a broad market index;
Trailing one year performance;
Trailing three year performance; and
Trading costs.

Compensation for Mr. Coffelt has a component tied to the profitability of the Advisor as well as the component tied to investment performance described above. The profitability of the Advisor is a function of the Fund’s total net assets, the assets of other accounts, and the revenues received from Empiric Distributors, Inc., a broker/dealer that is fully owned and controlled by the Advisor (see “Affiliated Transactions”).

In addition to Mr. Coffelt’s compensation described above, Mr. Coffelt is also the portfolio manager of separately managed accounts and an unaffiliated sub-advised hedge fund for the Advisor.

All members of the Advisor’s staff participate in profit-sharing (technically, salary which is a function of relative corporate profitability, invested entirely in Fund shares).

OTHER MANAGED ACCOUNTS
(As of September 30, 2006)

The Advisor’s portfolio manager uses proprietary quantitative investment models that are used in connection with the management of the Fund as well as a hedge fund for which the Advisor acts as sub-advisor and other separate accounts managed for organizations and individuals. The following chart reflects information regarding accounts, excluding the Fund, for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual fund, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Mark Coffelt
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investments	38	$23,632,955	0	$0.00
Other Accounts	0	$0.00	0	$0.00

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager has day-to-day management responsibilities with respect to more than one account, the potential for conflicts of interest may arise. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple accounts:

The management of multiple accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The Advisor believes this problem may be significantly mitigated by Empiric Advisors, Inc.’s use of quantitative models, which drive stock picking decisions of its actively managed accounts.

If a portfolio manager identifies an investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the eligible accounts. Accordingly, the Advisor has developed guidelines to address the priority order in allocating investment opportunities.

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only the Fund or other accounts for which he exercises investment responsibility, or may decide that the Fund or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for the Fund or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or one of the other accounts.

With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. With respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. The Advisor may place separate, non-simultaneous, transactions for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account. The Advisor seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of the Fund or other account but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Advisor and the Fund have adopted certain compliance policies and procedures that are designed to address these types of potential conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.